                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                                      *

CLN, INC., f/k/a                            *
CALIBER LEARNING NETWORK, INC.,                   Case No. 01-5-9533-JS
                                                       (Chapter 11)
           Debtor.                          *

*        *        *        *        *       *        *        *        *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                  ---------------------------------------------


     CLN, Inc., f/k/a Caliber Learning Network, Inc., Debtor and Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from March 1 through March 31, 2002.



Date: April 26, 2002


                                           /s/  Joel I. Sher
                                         -----------------------------------
                                         Joel I. Sher, Bar No. 00719
                                         Richard M. Goldberg, Bar No. 07994

                                         Shapiro Sher & Guinot
                                         36 South Charles Street, 20th Floor
                                         Baltimore, Maryland  21201-3147
                                         Phone:  (410) 385-0202
                                         Fax:  (410) 539-7611

                                         Attorneys for CLN, Inc., f/k/a
                                           Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE
                             ----------------------

     I HEREBY CERTIFY that on this 26th day of April, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

                           Edmund A. Goldberg, Esquire
                           Office of the United States Trustee
                           300 West Pratt Street, Suite 350
                           Baltimore, MD  21201





                                                   /s/  Joel I. Sher
                                                 -----------------------
                                                 Joel I. Sher

U.S. Bankruptcy Court Filing Case #01-5-9533-JS







  #   Monthly Operating Report                                          For the Month ended March 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
  1   Accounting Basis:                                                 Accrual

  2   Preparer(s):                                                      Jeffrey D. Berger
                                                                        509 S. Exeter Street
                                                                        4th Floor
                                                                        Baltimore, MD 21202
                                                                        (410) 843-1160
                                                                        Director of Finance

  3   Employee Information:
         Number of employees paid this period:                                     2
         Current number of employees:                                              2
         Gross payroll:                                                   $   37,528
         All post-petition payroll obligations including                    Exceptions:               None
            payroll taxes are curren                                                                  -----------------------------

  4   Changes in the nature of business or status of operations         No
      since last reporting period

  5   All business licenses or bonds current                            Yes

  6   Pre-petition accounts receivable:
         Collected this Period                                            $    4,279
         Ending Balance                                                    1,042,402                  Amount represents Gross A/R

  7   Post-petition accounts receivable:
         0 - 30 Days:                                                     $        -
         31 - 60 Days:                                                    $        -
         Over 60 Days:                                                    $  115,598

            Any post-petition accounts receivable over 60 days          Yes                           If yes, provide schedule of
                                                                                                      accounts and explain:
                                                                                                      See Schedule on pg. 6 of 7
                                                                                                      ---------------------------
  8   Post-petition accounts payable:
         0 - 30 Days:                                                     $    1,410
         31 - 60 Days:                                                    $      429
         Over 60 Days:                                                    $  317,055

            Any post-petition accounts payable over 30 days             Yes                           If yes, provide schedule of
                                                                                                      accounts and explain:
                                                                                                      See Schedule on pg. 7 of 7
                                                                                                      ---------------------------
  9   Taxes
         All taxes being paid to the proper taxing
            authorities when due:                                       Yes

            Form 6123:

 10   Bank accounts:
         Changed banks:                                                 No

 11   Books and records kept monthly and are current:                   Yes

 12   Insurance
         Policy expiration dates:
            Auto and truck                                                    Sep-02
            Liability                                                         Sep-02
            Fire                                                        N/A
            Workers Comp                                                      Sep-02
            Other                                                       N/A

 13   Actions of the debtor during the last month:
         Fail to defend or oppose any action to dispossess
            control or custody of any assets                            No
         Consent to relief from the automatic stay                      No
         Maintain resources necessary to preserve and maintain
            the going concern value of assets                           Yes

 14   Transfer or sale of property
         Any assets transfer, convey or abandon any of                        If yes, attach copy of court
            debtor's assets to another                                  No    order:
                                                                              ----------------------------

 15   Payments to secured creditors                                     Yes

 16   Payments to Professionals

 17   Quarterly U.S. Trustee Fees - Paid
         Month 7 (January)                                                         -
         Month 8 (February)                                                        -
         Month 9 (March)                                                           -
                                                                          ------------
            Total                                                                  -

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS




Monthly Operating Report                     For the Month ended March 31, 2002


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode       LB date      EFTPS DATE          Confirm#              AMT
----------------------------------------------------------------------------
941           3/15/02       3/19/02           128207903013095     $7,075.21
941           3/29/02       4/02/02           128209303009231     $7,075.21

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                    For the Month ended March 31, 2002
------------------------                    ----------------------------------
          Assets
          Current Assets
%,FACCO    CASH                                            $     247,821
           PRE-PETITION RECEIVABLES                        $   1,042,402
           POST-PETITION RECEIVABLES                       $     115,598
           ALLOWANCE FOR DOUBTFUL ACCOUNTS                 $    (719,555)
           EMPLOYEE LOANS & ADVANCES                       $       3,129
%,FACCO    PREPAID ASSETS                                  $      67,215
                                                          --------------

%,FACCO      Total Current Assets                          $     756,610

          Plant, Property and Equipment
%,FACCO    FURNITURE AND EQUIPMENT                         $           -
%,FACCO    LEASEHOLD IMPROVEMENTS                          $           -
%,FACCO    ACCUMULATED DEPRECIATION                        $           -
                                                          --------------

%,FACCO   Net Property Plant & Equipment                   $           -
                                                          --------------

%,FACCO   Other Long Term Assets                           $     463,436
                                                          --------------

%,FACCO   Total Assets                                     $   1,220,046
                                                          ==============

          Liabilities
          Post-Petition
%,V200000  ACCOUNTS PAYABLE - TRADE                        $     317,508
%,V201360  ACCRUED EXPENSES                                $      39,162
           UNEARNED REVENUE                                $           -
%,V207000  DEFERRED REVENUE                                $           -
                                                          --------------

             Total Post-Petition Liabilities               $     356,670

          Liabilities Subject to Compromise:
          Pre-Petition
          Priority Claims
           ACCRUED COMMISSIONS                             $      30,888
                                                          --------------

             Total Priority Claims                         $      30,888

          Secured Debts
%,V206200  BORROWING FROM SYLVAN                           $           -
%,V201345  ACCRUED INTEREST PAYABLE                        $           -
                                                          --------------

             Total Secured Debts                           $           -

          Unsecured Debts
%,V200000  ACCOUNTS PAYABLE - TRADE                        $   5,179,689
%,V200200  A/P OTHER                                       $      36,540
%,V201345  ACCRUED INTEREST PAYABLE                        $     268,480
%,V201360  ACCRUED MISCELLANEOUS                           $     686,828
%,V206300  DIVIDEND PAYABLE                                $     161,220
%,V206200  BORROWING FROM SYLVAN                           $   7,314,886
%,V273000  LONG TERM LEASE PAYABLE & TI ALLOWANCE          $   9,271,737
%,V201170  OTHER                                           $      29,432
                                                          --------------

             Total Unsecured Debts                         $  22,948,812

          Stockholders' Equity
%,V290000  PREFERRED STOCK                                 $  32,395,979
%,V292000  COMMON STOCK                                    $     125,912
%,V294000  APIC - COMMON STOCK                             $  83,195,407
%,V296000  GAIN/LOSS ON FOREIGN CURENCY T                  $         148
%,V297000  PRE-PETITION RETAINED EARNINGS                  $(120,124,709)
%,V297000  POST-PETITION RETAINED EARNINGS                 $ (17,709,060)
                                                          --------------

%,R,FACC  Total Owners,Equity                             (22,116,323.57)
                                                          --------------

%,R,FACC     Total Liabilities and Stockholders Equity     $   1,220,046
                                                          ==============


             Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
             Long-Lived Assets.

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                  For the Month ended March 31, 2002
------------------------                 -----------------------------------
REVENUES                                               -

OPERATING EXPENSES
  SALARIES & BENEFITS                             33,134
  ACCOUNTING & LEGAL FEES                              -
  DATA COMM & TELEPHONE                            1,347
  BAGBY RENT, PEOPLESOFT, MIS SUPPORT                500
  INSURANCE - CORP LIABILITY                      23,877
  DEPREC. - FURNITURE & FIXTURES                       -
  BAD DEBT                                             -
  OTHER G&A                                        1,186
                                          ---------------

Total Operating Expenses                          60,044
                                          ---------------

Operating Income                                 (60,044)

NON-OPERATING EXPENSES
  INTEREST INCOME                                      -
  GAIN/LOSS ON SALE OF ASSETS                          -
  INTEREST EXPENSE                                     -
                                          ---------------

Total Non-Operating Expenses                           -
                                          ---------------

Income (Loss) before taxes                       (60,044)

INCOME TAX EXPENSE                                     -
                                         ----------------

Net Loss                                         (60,044)
                                         ================

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                    For the Month ended March 31, 2002
------------------------                    ----------------------------------
      Description                                        Operating
------------------------------------------------------------------------------

Beginning cash balance                                     281,050

Net Income                                                 (60,044)

Add: Expenses not requiring cash:
     Depreciation                                                 -
     Additional/(Reversal) Bad Debt Reserve                       -
     Loss on sale of assets and change in w/c
        as a result of sale                                       -
     Other:                                                       -
                                                        ------------
     Sub-total                                                    -

Cash from operations                                       (60,044)

Other sources (uses) of cash:
    Decrease (Increase)
       Accounts receivable                                   4,279
       Prepaid assets                                       23,877
       Other                                                     -

    Increase (Decrease)
       Accounts payable                                      1,347
       Accrued interest                                          -
       Accrued expenses                                     (2,313)
       Other                                                  (375)
                                                        ------------
Total other source (uses) of cash                           26,815
                                                        ------------
Ending cash balance                                        247,821
                                                        ============
Balance per bank statement                                 272,960
Less: Outstanding checks                                   (29,418)
Add: Deposits in transit                                     4,279
                                                        ------------
Reconciled bank balance                                    247,821
                                                        ============

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report          For the Month ended March 31, 2002

                                              Post-petition A/R
                                  ---------------------------------------------
                                    0-30 Days   31-60 Days > 60 Days     Total
                                  ---------------------------------------------
AIAG Total                              -            -     1,208.00    1,208.00
Agway Total                             -            -        56.00       56.00
Bell South Total                        -            -     3,000.00    3,000.00
Computrain Total                        -            -     4,950.00    4,950.00
Fluke Total                             -            -       800.00      800.00
Home Properties Total                   -            -    17,923.88   17,923.88
iLearning                               -            -    17,558.46   17,558.46
Prometric Total                         -            -     3,600.00    3,600.00
Spirent - AdTech Total                  -            -       279.00      279.00
Sylvan Learning Systems, Inc. Total     -            -    57,448.00   57,448.00
Symbol Technologies Total               -            -     8,750.00    8,750.00
Universita del Caffe Total              -            -        25.00       25.00
                                  ---------------------------------------------
Totals                                  -            -   115,598.34  115,598.34

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS




Monthly Operating Report                        For the Month ended March 31, 2002

                                                                                                        Post-petition A/P
                                                                                              --------------------------------------
          Vendor Name                          Invoice Date   Invoice #    Invoice Amount      0-30 Days      31-60 Days  60 + Days
------------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                                  -416.77             -              -      (416.77)
AT&T WIRELESS Total                                                               538.87             -              -       538.87
BELL CANADA Total                                                                 176.05             -              -       176.05
BELLSOUTH Total                                                                   988.32             -         214.67       773.65
BRINSON,JEFFREY R. Total                                                          247.50             -              -       247.50
CINCINNATI BELL TELEPHONE Total                                                  -320.88             -              -      (320.88)
DHL WORLDWIDE EXPRESS Total                                                       338.58             -              -       338.58
FIRST UNION Total                                                               2,721.21             -              -     2,721.21
FRONTIER COMMUNICATIONS Total                                                    -200.90             -              -      (200.90)
FRONTIER TELEMANAGEMENT INC. Total                                               -366.26             -              -      (366.26)
GLOBAL CROSSING Total                                                               0.09          0.09              -            -
LASER LINE INC Total                                                              241.90             -              -       241.90
MCI Total                                                                       3,617.99             -              -     3,617.99
MCI TELECOMMUNICATIONS Total                                                    6,961.15             -              -     6,961.15
MCI WORLDCOM COMMUNICATIONS,INC. Total                                         89,010.25             -              -    89,010.25
PACIFIC BELL - (SAC CA) Total                                                     -26.17             -              -       (26.17)
PACIFIC BELL - (VAN NUYS CA) Total                                                 83.66             -              -        83.66
PALMETTO SERVICE Total                                                          2,100.00      1,050.00              -     1,050.00
PENTA ADVISORY SERVICES Total                                                  43,685.88             -              -    43,685.88
POLAND SPRING Total                                                                34.33             -              -        34.33
PR NEWSWIRE, INC. Total                                                           384.25             -              -       384.25
QWEST Total                                                                       181.85             -              -       181.85
SOUTHWESTERN BELL Total                                                           260.06             -              -       260.06
SPRINT Total                                                                       92.01             -              -        92.01
SYLVAN LEARNING SYSTEMS, INC. Total                                           146,866.59             -              -   146,866.59
TELUS COMMUNICATIONS, INC Total                                                   209.10             -              -       209.10
UNITED PARCEL SERVICE Total                                                        16.00             -              -        16.00
VERIZON (FORMERLY BELL ATLANTIC) Total                                          4,999.64        308.90         214.33     4,476.41
VERIZON (FORMERLY GTE) Total                                                     -257.98             -              -      (257.98)
VERIZON WIRELESS Total                                                          6,007.85             -              -     6,007.85
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                                    10,619.70             -              -    10,619.70
WORLDCOM Total                                                                    100.23         50.68              -        49.55
                                                                              ----------      --------         ------   ----------
Grand Total                                                                   318,894.10      1,409.67         429.00   317,055.43
Per G/L                                                                       317,507.77
                                                                              ----------
Variance                                                                        1,386.33
                                                                              ==========